SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            CAPITAL TITLE GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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4)   Proposed maximum aggregate value of transaction:

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     [ ]  Fee paid previously with preliminary materials:

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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:
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          2)   Form, Schedule or Registration Statement No.:
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          3)   Filing Party:
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          4)   Date Filed:
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
                            CAPITAL TITLE GROUP, INC.
                     14555 North Scottsdale Road, Suite 320
                            Scottsdale Arizona 85254

                     --------------------------------------
                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                            TO BE HELD ON MAY 4, 1999
                     --------------------------------------

To Our Stockholders:

         The 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Capital Title Group, Inc. (the "Company") will be held at 2:00 p.m., M.S.T., on Tuesday, May 4, 1999, at the offices of The Miller Group, 4909 East McDowell Road, Phoenix, Arizona 85008 for the following purposes:

          1.   To elect three directors to serve for three-year terms;

          2. To ratify the selection of Ernst & Young, LLP as independent auditors for the Company for the fiscal year ending December 31, 1999;

          3. To approve an increase in the number of shares of Common Stock authorized for issuance under the Company's 1996 Stock Option Plan to 3,900,000;

          4.   To approve an  increase  in the number of shares of Common  Stock
               authorized   for  issuance   under  the  Company's   Non-Employee
               Directors Stock Option Plan to 600,000; and

          5.   To transact  such other  business as may properly come before the
               Annual  Meeting  or  any  adjournments  thereof.   Management  is
               presently aware of no other business to come before the meeting.

         The Board of Directors has fixed the close of business on Monday, March 1, 1999 as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof (the "Record Date").

         All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she previously has returned a proxy.

                                                     DALE A. HEAD
                                                     SECRETARY

Scottsdale, Arizona
March 22, 1999

                            CAPITAL TITLE GROUP, INC.
                     14555 North Scottsdale Road, Suite 320
                            Scottsdale, Arizona 85254

                     --------------------------------------
                                 PROXY STATEMENT
                     --------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: IT IS IMPORTANT THAT YOUR SHAREHOLDINGS BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                            VOTING AND OTHER MATTERS

GENERAL
         The enclosed proxy is solicited on behalf of Capital Title Group, Inc., a Delaware corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 2:00 p.m. on Tuesday, May 4, 1999 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the offices of The Miller Group, 4909 East McDowell Road, Phoenix, Arizona 85008.

         These proxy solicitation materials were mailed on or about March 26, 1999 to all stockholders entitled to vote at the Meeting.

VOTING SECURITIES AND VOTING RIGHTS
         Stockholders of record at the close of business on March 1, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 16,671,070 shares of the Company's Common Stock, $.001 par value (the "Common Stock").

         The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. Each Stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. The affirmative vote of a majority of the outstanding shares of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote (assuming that a quorum is present) is required for (i) the election of directors; (ii) for the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 1999 (iii) for the ratification to increase the number of shares of Common Stock authorized for issuance under the Company's 1996 Stock Option Plan to 3,900,000; and (iv) for the ratification to increase the number of shares of Common Stock authorized for issuance under the Company's Non-Employee Directors Stock Option Plan to 600,000.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES
         When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of directors; (ii) "for" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 1999 (iii) "for" the ratification to increase the number of shares of Common Stock authorized for issuance under the Company's 1996 Stock Option Plan to 3,900,000;
(iv) "for" the ratification to increase the number of shares of Common Stock authorized for issuance under the Company's Non-Employee Directors Stock Option Plan to 600,000; and (v) with respect to any other matters that may come before the meeting, as recommended by the Board of Directors or, if not such recommendation is given, in their own discretion.

REVOCABILITY OF PROXIES
         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

SOLICITATION
         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or facsimile, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS
         The 1998 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Compensation Committee's Report on Executive Compensation" below and "Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Company will provide upon written request, without charge to each stockholder of record as of the Record Date, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 1998 as filed with the SEC. Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such request should be directed to the Company's Secretary at the Company's executive offices at 14555 North Scottsdale Road, Suite 320, Scottsdale, Arizona, 85254.

             INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

         The names, ages, and certain information concerning the Company's current directors and corporate officers are set forth below.

     NAME                 AGE                    POSITION
     ----                 ---                    --------
Donald R. Head            60      Chairman of the Board; Chief Executive Officer
Andrew A. Johns           61      President; Director
Milton M. Ferrantelli     50      Executive Vice President
Dale A. Head              63      Executive Vice President; Secretary
Mark C. Walker            38      Vice President; Chief Financial Officer;
                                    Treasurer
Michael J. Benjamin       37      Vice President; Corporate Controller
Deborah L. Campbell       41      Vice President
Richard A. Alexander      53      Director
Jeffrey P. Anderson       48      Director
David C. Dewar            36      Director
Theo F. Lamb              56      Director
Robert B. Liverant        69      Director
Stephen A McConnell       46      Director
Ben T. Morris             52      Director

         DONALD R. HEAD is a co-founder of the Company's wholly-owned operating subsidiary, Capital Title Agency, Inc. ("Capital Title") and has served as its Chairman of the Board since its inception in 1981. Mr. Head is also the Chairman of the Board and Chief Executive Officer of the Company. Mr. Head co-founded Centurian Development and Investments, Inc., a custom designer and builder of residential homes, and is also a partner in America West Capital One LLC, a residential real estate developer in Yavapai County, Arizona. Mr. Head has previously served as a board member for both U.S. and Canadian public companies. He graduated from Arizona State University with a BA in Business and holds a law degree from the University of Arizona.

         ANDREW A. JOHNS joined Capital Title in April 1996 as Vice President in charge of Special Projects and shortly thereafter was named President. Mr. Johns has been a Director of Capital Title since March 1996 and a Director of the Company since May 1996. He is also the President of the Company. Mr. Johns has more than 28 years of experience in the title insurance industry. From 1994 to 1996, Mr. Johns was Executive Vice President of Nations Title Insurance of Arizona, Inc. Prior thereto, Mr. Johns served in a senior management position with United Title Company. Prior to his employment with United Title Company, Mr. Johns was employed by Stewart Title of California for nine years, holding several executive positions including President. He began his career with First American Title Insurance Company in California. Mr. Johns is a graduate of Compton College.

         MILTON M. FERRANTELLI joined Capital Title in November 1997 as a Vice President and as Assistant to the Chairman of Capital Title's Maricopa County, Arizona operations. In February 1998, Mr. Ferrantelli was appointed Executive Vice President of the Company and President of the Company's Arizona title and escrow operations. Prior to joining the Company, Mr. Ferrantelli purchased United Title Insurance Agency in 1986 with two active partners and served as its President and Chief Executive Officer, prior to its acquisition by Norwest Financial in 1994. Mr. Ferrantelli has over twenty years of experience in the title and escrow industry in the Arizona marketplace. He holds a BA from Arizona State University and has completed post-graduate work.

         DALE A. HEAD joined Capital Title Group, Inc. as Executive Vice President and General Counsel in October 1998. He has served as General Counsel for Capital Title Agency, a wholly owned subsidiary of Capital Title Group, Inc., since 1982. Mr. Head has over thirty five years legal expertise that includes general civil practice in state and federal courts, commercial and real estate, and corporate and business litigation in the state of Arizona. He has successfully represented and litigated cases for various financial institutions, title and insurance companies including Chicago Title Insurance Company, Arizona Title Insurance & Trust Company (now First American Title Insurance Company), Lawyers Title Corporation, California Federal Savings Bank, Northwest Mortgage (formerly Banco) and Transamerica Finance Corporation. Mr. Head completed his undergraduate education at Arizona State University and received his L.L.B. Degree from the University of Arizona. He is currently a member of the Arizona State Bar.

         MARK C. WALKER has served as Vice President and Chief Financial Officer of the Company since March 1998. Prior thereto, Mr. Walker had served as Vice President and Chief Financial Officer of Main Street and Main Incorporated, a publicly traded company, since February 1993. From July 1988 to February 1993, Mr. Walker was Controller of the OEM Division of Executone Information Systems, Inc. He is a graduate of the University of Northern Iowa and is a Certified Public Accountant.

         MICHAEL J. BENJAMIN joined Capital Title in November 1996 as a Vice President and serves as the Corporate Controller. Prior to joining the Company, Mr. Benjamin was employed by Semple & Cooper, PLC. Mr. Benjamin was an Audit Manager with Semple & Cooper, PLC from 1995 to 1996. He is a graduate of Florida Atlantic University with a BA in Accounting and is a Certified Public Accountant.

         DEBORAH L. CAMPBELL is a Vice President of Capital Title. Ms. Campbell has been employed by Capital Title for more than 14 years, most recently as Director of Human Resources and has held various positions, including serving as a trust officer and overseeing all compliance regulations. Ms. Campbell is an active member of the Arizona Trustee Association and Land Title Association of Arizona.

         RICHARD A. ALEXANDER joined the Company as Director in January 1999. Since September 1996, he has served as President, Sales and Marketing, of GE Capital Residential Connections Corporation, a unit of GE Capital Mortgage Corporation, which is a part of GE Capital, a diversified financial service company with assets of more than $250 billion. Prior thereto, Mr. Alexander was President and General Manager of United General Information Services, and Executive Vice President of United General Financial Services, Inc. He
previously served as Division President for TRW's Real Estate Loan Services Division taking the start-up company to over $200 million in revenue in five years. He also served as President and Chief Executive Officer of TRW Title Insurance where he structured the acquisition of three title insurance underwriting companies growing revenue from $40 million to over $320 million.

         JEFFREY P. ANDERSON has been a Director of the Company since December 1997. Mr. Anderson is a consultant focusing on banking and finance. From 1997 until 1998 he was Senior Vice President of Pacific Century Financial Corporation. From 1992 until 1996, Mr. Anderson was Executive Vice President, Southwest Region, for First Interstate Bank in Phoenix, Arizona. He also served concurrently as Chairman of the Board of First Interstate Bank of Colorado. From

1986 until 1992, Mr. Anderson was employed by Security Pacific Corporation, serving as Senior Vice President. Mr. Anderson holds a BS degree in Finance and Management from the University of Southern California and an MBA from California State University, Long Beach.

         DAVID C. DEWAR has been a Director of Capital Title Group since August 1997. Mr. Dewar is the President and Chief Executive Officer of Magellan
Corporations, a fully integrated real estate organization that provides comprehensive investment management services. Mr. Dewar is a graduate of Ryerson University in Toronto, Canada, where he received a Bachelor of Technology degree in Architecture and Project Management and a diploma in Economics.

         THEO F. LAMB is a co-founder of Capital Title Agency, Inc. and has served as a Director of Capital Title since its inception in 1981. Mr. Lamb has been a Director of the Company since May 1996. He is the owner of Lamb Chevrolet, Inc. in Prescott, Arizona, a retail car dealership for Cadillac, Oldsmobile, Chevrolet, Subaru and Nissan automobiles. He has served as a member of the Chevrolet and Subaru National Dealer Counsels and was elected to the Regional Dealer Counsels for Oldsmobile and Cadillac. He was the managing partner in several land and commercial property developments in the Prescott area. Mr. Lamb is a graduate of Southern Methodist University holding a BS degree in Business.

         ROBERT B. LIVERANT has been a Director of the Company since May 1996. Mr. Liverant is a retired Chartered Accountant who was a Senior Partner in the Firm of Liverant Yip and Co. in British Columbia for 20 years, specializing in audits of public companies. Mr. Liverant was also a partner in the firm of Smythe Ratcliffe and Associates and a member of the firm of Pannell Kerr Forester, an international accounting firm. Mr. Liverant has several real estate investments, including holdings in Saturna Beach Estates LTD, an 80-acre recreation and vineyard development in British Columbia, for which he also serves as a director. He has served as a director of more than 15 Canadian public companies. Mr. Liverant holds a BA degree with an economics major from the University of British Columbia. He now resides in Scottsdale, Arizona.

         STEPHEN A MCCONNELL has been a Director of the Company since September 1996. He is the President of Solano Ventures, a firm involved in private capital investments. He is currently Chairman of G-L Industries, LLC, a Salt Lake city-based manufacturer of wood glu-lam beams used in the construction industry. He has served, between 1991 and 1997, as Chairman of the Board and majority stockholder in Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors. From 1991 to 1995, Mr. McConnell was President of Belt Perry Associates, Inc., a property tax appeal firm. He was President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell presently serves on the boards of Pilgrim America Capital Corp., Vodavi Technologies, Inc., Mobile Mini, Inc. and JDA Software Group, Inc. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

         BEN T. MORRIS has been a director of the Company since May 1998. He is Co-founder, President and a Director of Sanders Morris Mundy, a financial services firm based in Houston, Texas. He is also a director of American Equity Investment Life Holding Company and L-D Communications, Inc. Mr. Morris served as Chief Operating Officer of Tatham Corporation from 1980 until 1984. Prior thereto, he was employed by Mid American Oil Company from 1973 until 1980, serving as Chief Financial Officer until 1979 and as President in 1979 and 1980. Mr. Morris presently serves on the board of American Equity Life Insurance Company. Mr. Morris has a BBA from the University of North Texas.

         There are no family relationships among any of the Directors.

         MEETINGS OF THE BOARD OF DIRECTORS. During the year ended December 31, 1998, the Board of Directors of the Company met on four occasions. Each of the Directors, with the exception of Mr. Alexander who joined the Board of Directors on January 6, 1999, attended 75% or more of the meetings of the Board of Directors and of the meetings held by such committees of the Board on which he served.

         AUDIT COMMITTEE. The Audit Committee, which has adopted a formal written charter, makes recommendations to the Board concerning the selection of outside auditors, reviews the financial statements of the Company and considers such other matters in relation to the internal controls and external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. The Audit Committee, comprised of Stephen A McConnell, Jeffrey P. Anderson and Robert B. Liverant, held two meetings in 1998 and believes it satisfied its responsibilities during the past year in compliance with its charter.

         COMPENSATION COMMITTEE. The Compensation Committee, which was formed on April 8, 1997, reviews all aspects of compensation of executive officers of the Company and makes recommendations on such matters to the full Board of Directors. The Compensation Committee, comprised of Theo F. Lamb, David C. Dewar and Ben T. Morris held no meetings during 1998.

         All current committee members are expected to be nominated for re-election at a Board meeting to be held following the Annual Meeting of Shareholders.

COMPENSATION OF DIRECTORS

         Effective as of March 1998, non-employee directors began receiving a fee of $500 per month. In addition, non-employee directors are entitled to receive regular stock option grants under the Directors Plan and to receive reimbursement for reasonable expenses incurred in attending board meetings. Effective as of March 1999, non-employee directors will receive a fee of $1,000 per month.

                             EXECUTIVE COMPENSATION

         The following table summarizes all compensation paid to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers (the "Named Executive Officers") who received salary and bonus in excess of $100,000 for services rendered to the Company during the years ended December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                  Annual Compensation
                                                                 Restricted  Securities
          Name and                                  Other Annual   Stock    Underlying   LTIP      All Other
     Principal Position     Year   Salary    Bonus  Compensation   Awards     Options   Payouts  Compensation(1)
     ------------------     ----   ------    -----  ------------   ------     -------  -------   ------------
Donald R. Head,             1998  $191,538  $76,807      $0         $0          0         $0        $10,400
Chairman of the Board and   1997   121,240        0       0          0          0          0              0
Chief Executive Officer     1996    64,000        0       0          0          0          0              0
Andrew A. Johns, President  1998   129,750   43,996       0          0          0          0         10,319
Milton M. Ferrantelli,
Executive Vice President    1998   131,000   47,999       0          0          0          0          5,200

(1)  Includes car allowance and the Company's contribution to the 401(K) plan.

         The following table sets forth information concerning individual grants of stock options made to the Named Executive Officers during the last fiscal year.
                        OPTION GRANTS IN LAST FISCAL YEAR

                                 Percent of Total Options
                        Options   Granted to Employees    Exercise    Expiration
            Name      Granted (#)    in Fiscal Year      Price ($/sh)    Date
            ----      -----------    --------------      ------------    ----
Donald R. Head            -0-                -0-           $0.00          N/A
Andrew A. Johns           -0-                -0-           $0.00          N/A
Milton M. Ferrantelli     -0-                -0-           $0.00          N/A

AMENDMENT OR REPRICING OF OPTIONS

         During the 1998 fiscal year, the Company did not amend or reprice any of its stock options held by executive officers of the Company.

         The following table sets forth certain information concerning each exercise of stock options during the year ended December 31, 1998 by the Named Executive Officers and the aggregated fiscal year-end value of the unexercised options of such Named Executive Officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      OPTION VALUE AS OF DECEMBER 31, 1998

                                                                                    Value of Unexercised
                      Shares          Value      Number of Unexercised Options          In-the-Money
                     Acquired     Realized Upon      at Fiscal Year End (#)     Options at Fiscal Year End($)(1)
    Name           on Exercise(#)  Exercise ($)   Exercisable   Unexercisable   Exercisable   Unexercisable
    ----           --------------  ------------   -----------   -------------   -----------   -------------
Donald R. Head          -0-            -0-         75,000           75,000        $178,125       $178,125
Andrew A. Johns         -0-            -0-         62,500           62,500        $148,438       $148,438
Milton M. Ferrantelli   -0-            -0-           -0-           125,000          -0-          $271,950

(1) Based on the bid price of the Common Stock of $3.375 per share as reported on the Nasdaq SmallCap Market on December 31, 1998.

STOCK OPTION PLANS

1996 STOCK OPTION PLAN

         The Company's 1996 Stock Option Plan (the "1996 Plan") currently authorizes the Board to grant options to employees of the Company to purchase up to an aggregate of 2,400,000 shares of Common Stock. As described elsewhere in this Proxy Statement, the Company has proposed an amendment to the 1996 Plan to increase the number of shares issuable under such plan to 3,900,000. Officers and other employees of the Company who, in the opinion of the Board of Directors, are responsible for the continued growth and development and the financial success of the Company are eligible to be granted options under the 1996 Plan. Options may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1996 Plan are not transferable and expire five years after the date of grant. The per share exercise price of an incentive stock option granted under the 1996 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted with an exercise price of at least 110% of the fair market value of the underlying shares on the date of grant. No option may be granted after May 23, 2006.

         The 1996 Plan provides the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Unless otherwise provided, 50% of the options granted may be exercised after two years from the date of grant and the remaining 50% of the options may be exercised after three years from the date of grant at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1996 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

         As of March 1, 1999, the Board has authorized the grant under the 1996 Plan of options to purchase 2,617,500 shares of Common Stock, with exercise prices ranging from $1.00 to $3.50 per share.

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The Company also has a Non-Employee Directors Stock Option Plan (the "Directors Plan"), under which only non-employee directors are eligible to receive options. Options to purchase up to 370,000 shares are authorized for issuance under the Directors Plan. As described elsewhere in this Proxy Statement, the Company has proposed an amendment to the Directors Plan to increase the number of shares issuable under such plan to 600,000. As of March 1, 1999, options to purchase 406,000 shares of Common Stock have been granted under the Directors Plan at exercise prices ranging from $1.00 to $4.00 per share. All options granted under the Directors Plan will be subject to the same vesting schedule applicable to options granted under the 1996 Plan. All options granted or to be granted under the Directors Plan are non-qualified stock options.

         Each non-employee director who joins the Board of Directors will receive options to acquire 15,000 shares of the Company's Common Stock. In addition to the foregoing option grants, each year, every non-employee director automatically receives options to acquire 10,000 shares of the Company's Common Stock on the third business day following the date the Company publicly announces its annual financial results; provided that such director has attended at least 75% of the meetings of the Board of Directors and of the Board Committees of which such director is a member in the preceding fiscal year. The exercise price of all options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant.

         No option granted under the Directors Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

EMPLOYMENT AGREEMENTS

         DONALD R. HEAD. On June 1, 1996, Donald R. Head entered into an Employment Agreement with the Company, which provides for his services as Chairman of the Board and Chief Executive Officer (as subsequently amended and in effect on the date hereof, the "Head Agreement"). The Head Agreement is for a five-year term with an amended commencement date of April 1, 1998. The Agreement is extended one additional year on the first anniversary after the commencement date, and on each succeeding anniversary thereafter, subject to cancellation of any further extensions on 60-day notices given prior to the next applicable anniversary date. The Head Agreement may be terminated by the Company for cause, including upon (i) conviction of a willful or intentional crime, (ii) absence from work for more than 180 consecutive days and (iii) the material failure by Mr. Head to perform his duties.

         The Head Agreement currently provides for annual base salary of $200,000, plus an annual bonus equal to 4% of the Company's audited pretax net profits on all Company operations and reflecting certain adjustments, calculated according to generally accepted accounting principles applicable to title insurance agencies consistently applied but without giving effect to certain employee bonus payments; provided, that the bonus amount shall not exceed 200% of base salary as in effect on the date hereof. Such bonus shall be determined and paid within three months following the end of each fiscal year. In addition, the Head Agreement provides for a car allowance of $800 per month.

         The Head Agreement provides that if Mr. Head's employment is terminated without cause and for reasons other than death or disability or if Mr. Head resigns for any reason during a two-year period following a Change-in-Control (as defined in the Head Agreement) of the Company, the Company will pay Mr. Head severance compensation in an amount equal to 300% of his annual base salary at such time.

         ANDREW A. JOHNS. On June 1, 1996, Andrew A. Johns entered into an Employment Agreement with the Company, which provides for his services as President (as subsequently amended and in effect on the date hereof, the "Johns Agreement"). The Johns Agreement is for a five-year term with an amended commencement date of April 1, 1998. The Agreement is extended one additional year on the first anniversary after the commencement date, and on each succeeding anniversary thereafter, subject to cancellation of any further extensions on 60-day notices given prior to the next applicable anniversary date. The Johns Agreement may be terminated by the Company for cause, including upon (i) conviction of a willful or intentional crime, (ii) absence from work for more than 180 consecutive days and (iii) the material failure by Mr. Johns to perform his duties.

         The Johns Agreement currently provides for annual base salary of $135,000, plus an annual bonus equal to 2% of the Company's audited pretax net profits on all Company operations and reflecting certain adjustments, calculated according to generally accepted accounting principles applicable to title insurance agencies consistently applied but without giving effect to certain employee bonus payments; provided, that the bonus amount shall not exceed 200% of base salary as in effect on the date hereof. Such bonus shall be determined and paid within three months following the end of each fiscal year. In addition, the Johns Agreement provides for a car allowance of $800 per month.

         The Johns Agreement provides that if Mr. Johns' employment is terminated without cause and for reasons other than death or disability or if Mr. Johns resigns for any reason during a two-year period following a Change-in-Control (as defined in the Johns Agreement) of the Company, the Company will pay Mr. Johns severance compensation in an amount equal to 300% of his annual base salary at such time.

         MILTON M. FERRANTELLI. On June 17, 1997, Milton M. Ferrantelli entered into an Employment Agreement (the "Ferrantelli Agreement") with the Company. The Ferrantelli Agreement was based on certain conditions which were met on November 10, 1997, the effective date of the Ferrantelli Agreement, which provides for his services as Assistant to the Chairman of Capital Title Agency's Maricopa County operations. The term of the Ferrantelli Agreement is three years, and compensation thereunder is $132,000 per year plus additional compensation, subject to various limits, equal to (i) three and one-third percent of the Company's pretax income on operations in Maricopa County, Arizona, plus (ii) five percent of Company's pretax income on operations in each other Arizona county (not to exceed $10,000 for any such other county).

               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE BY REFERENCE THIS
INFORMATION STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH WHICH FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPENSATION PHILOSOPHY

         Decisions on compensation of the Company's executive officers are made by the Board of Directors. In April 1997, the Board of Directors formed a Compensation Committee; however, the Compensation Committee held no meetings prior to December 31, 1998. Accordingly, through the end of 1998 the Board of Directors remained responsible for setting and administering the policies which govern both annual compensation and stock ownership programs. In general, the compensation policies and practices of the Board of Directors are based upon the following subjective principles:

- Compensation programs should reflect and promote the Company's goals and reward individuals for contributions to the Company's success in achieving its goals.

- Compensation should be related to the value created for the Company's stockholders.

- Compensation programs should integrate both the long- and short-term strategies of the Company.

- Compensation programs should provide incentive for excellence in individual performance and promote teamwork among the Company's management.

- Compensation programs should be designed to attract and retain executives critical to the success of the Company.

- Stock ownership by management and stock-based compensation plans are beneficial in aligning management's and the stockholders' interest in the enhancement of stockholder value.

         Total compensation for each member of senior management is set at levels which the Board of Directors believes are competitive in relation to companies of similar type and size; however, no independent investigation of such levels has been conducted by the Board of Directors. The components of executive compensation include base salary, equity participation in the Company in the form of options to purchase common stock, and a bonus program. Compensation for executive officers of the Company is usually set by the Board of Directors prior to the beginning of each fiscal year. Due to the level of compensation received by the executive officers of the Company, the Board of Directors has not yet deemed it necessary to adopt a policy regarding the one million dollar cap on deductibility of certain executive compensation under
Section 162(m) of the Internal Revenue Code.

BASE SALARY

         The Board of Directors establishes base salaries for the Company's executive officers at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. In this regard, the Board considers the compensation practices and corporate financial performance of similarly situated companies. In evaluating base salary levels, the Board of Directors takes into account a number of factors, including (but not limited to) management's efforts to improve levels of sales and profitability and to expand the Company's markets. The Board also takes into account management's consistent commitment to the long-term success of the Company through the development of new operations and through implementing strategic business acquisition opportunities.

         Based upon its evaluation of these factors, the Board of Directors believes that senior management is dedicated to achieving long-term financial improvements, and that the compensation policies, plans and programs administered by the Board contribute to management's commitment. The Board of Directors attempts to assimilate all of the foregoing factors when it renders its compensation decisions; however, the Board recognizes that its decisions are primarily subjective in nature due to the subjective nature of the criteria. The Board of Directors does not assign any specified weight to the criteria it considers.

         Base salary recommendations are fixed at levels which the Board believes is paid to management with comparable qualifications, experience and responsibilities at other corporations of similar size engaged in businesses similar to that of Company; however, the Board of Directors has conducted no formal investigation of compensation level at other companies.

STOCK OPTIONS

         The Board of Directors administers the Company's 1996 Stock Option Plan (the "1996 Plan") and through a management committee comprised of Mr. Head and Mr. Johns determines those employees of the Company who are eligible to participate in the 1996 Plan. The exercise price of options granted under the 1996 Plan is never less than the fair market value of the Company's Common Stock on the day of grant. The number of options granted by the Board of Directors under the 1996 Plan are based upon the Board's evaluation of the same factors described above under "Base Salary." The Board of Directors also takes into account the relative scope of accountability and the anticipated performance requirements and contributions of each participating employee, as well as each participating employee's current equity participation in the Company. During the fiscal year ending December 31, 1998, options to purchase up to 1,104,600 shares of common stock pursuant to the 1996 Plan were granted to various officers and employees of the Company and its subsidiaries.

BONUS COMPENSATION

         Certain officers have employment agreements with the Company that provide for the payment of bonus compensation in amounts determined based on Company profitability. The Board of Directors also makes discretionary bonus payments to officers and employees. Determinations of the Board of Directors with regard to the award of discretionary bonus compensation are generally based upon the Board's evaluation of the same factors described above under "Base Salary" and other subjective criteria.

CHIEF EXECUTIVE OFFICER

         Mr. Head has served as Chairman of the Board and Chief Executive Officer of the Company since its inception. As Chief Executive Officer, Mr. Head receives a base salary and is eligible to receive stock options under the 1996 Plan and is eligible to receive bonus compensation pursuant to a formula set forth in the Head Agreement described above. The Board's evaluation process with respect to the Chief Executive Officer's compensation is comprised of the same components that are utilized by the Board in evaluating the compensation of other members of senior management.

                                  Submitted by the Capital Title
                                  Group, Inc. Board of Directors

                                  Donald R. Head
                                  Andrew A. Johns
                                  Richard A. Alexander
                                  Jeffrey P. Anderson
                                  David C. Dewar
                                  Theo F. Lamb
                                  Robert B. Liverant
                                  Stephen A McConnell
                                  Ben T. Morris

                             STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the cumulative total return of the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market Index (U.S.) and a peer group of companies engaged in the title insurance industry (SIC codes 6360 - 6369) for the period from May 15, 1997 through December 31, 1998 (including the reinvestment of dividends, if any). The following graph assumes a $100 investment on May 15, 1997. Price data for the Company's Common Stock is based on the closing bid price for the relevant measurement dates as reported by the Nasdaq Small Cap Market for 1998 and prior to that by the OTC Bulletin Board (which quotations represent prices between dealers and do not include retail markup, markdown or commissions and may not reflect actual transactions). The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under, and shall not otherwise be deemed filed under, either the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

                                                     5/15/97  12/31/97  12/31/98
                                                     -------  --------  --------
Capital Title Group, Inc.                              $100      $ 52      $112
Nasdaq Stock Market - U.S. Companies                   $100      $118      $165
Peer Group: SIC Codes 6360 - 6369 (Title Insurance)    $100      $161      $130

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

         The following table sets forth, as of March 15, 1999, the beneficial ownership of shares of Common Stock of the Company by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each Director, (iii) each Named Executive Officer and (iv) all Directors and executive officers of the Company as a group. This information was determined in accordance with Rule 13 (d)-3 under the Securities Exchange Act of 1934, as amended, and is based upon the information furnished by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investment power with respect to the shares indicated as being beneficially owned.

                                         Number of Shares         Percent of
       Name and Address (1)              Beneficially Held       Ownership (2)
       --------------------              -----------------       -------------
Donald R. Head (3)                       2,436,345(4)(5)(6)(7)      14.5%
Andrew A. Johns                            815,035(8)                4.9%
Milton M. Ferrantelli                             --                 0.0%
Richard A. Alexander                       100,000(7)                0.6%
Jeffrey P. Anderson                         42,500(9)(10)            0.3%
David C. Dewar                              60,000                   0.4%
Theo F. Lamb                             2,241,223(9)(10)           13.4%
Robert B. Liverant                         112,500(9)                0.7%
Stephen A McConnell                         99,537(9)                0.6%
Ben T. Morris                               42,037                   0.3%
All directors and executive officers
  as a group (10 persons)                5,849,177                  34.7%

(1) Mailing Address of each beneficial owner is c/o Capital Title Group, Inc., 14555 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254.

(2) The percentages shown include the shares of Common Stock actually owned as of March 15, 1998 and the shares of Common Stock that the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of March 15, 1999 upon the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

(3)  Shares beneficially held in The Head Revocable Trust Dated April 1, 1975.

(4) Includes 301,895 and 300,245 shares of Common Stock which Mr. Head has options to purchase from The William and Dorothy Eichbaum Trust dated November 19, 1986 and from John N. Redfield, Jr. and Linda N. Redfield, respectively, at any time prior to May 23, 1999, for $.52 per share.

(5) On June 26, 1998 Mr. Head granted an option to Mr. Dale A. Head to purchase 100,000 shares of Common Stock at $3.00 per share. This option is exercisable at 50% two years from the date of grant with the remaining 50% exercisable after three years from the date of grant. The shares underlying this option are still held by Mr. Head and accordingly have been included in computing his percentage of ownership.

(6) Includes options to purchase 75,000 shares of Common Stock, for $1.00 per share.

(7) On January 6, 1999 Mr. Head granted an option to Mr. Richard A. Alexander to purchase 100,000 shares of Common Stock at $3.00 per share expiring three years from the date of grant. The shares underlying this option have been included for both Mr. Head and Mr. Alexander in computing their percentage of ownership, but was only included once in computing the percentage ownership of all directors and officers as a group.

(8) Includes options to purchase 62,500 shares of Common Stock, for $1.00 per share.

(9) Includes options to purchase 12,500 shares of Common Stock, for $1.00 per share.

(10) Includes warrants to purchase 10,000 shares of Common Stock, for $2.50 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During fiscal years 1998, 1997 and 1996, the Company paid $55,866, $41,260 and $43,319, respectively, to Dale A. Head for legal services performed by his firm. Dale A. Head is Donald R. Head's brother. In September, 1996, the Company granted an option to Dale A. Head to acquire 20,000 shares of Common Stock of the Company at an exercise price of $1.00 per share. The options granted to Dale A. Head will be subject to the same vesting schedule applicable to options granted under the 1996 Employee Stock Option Plan and are non-qualified stock options. Mr. Head has discontinued his private law practice and has served as the Company's Executive Vice President, Corporate General Counsel and Secretary since October 1998.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors, and greater than ten-percent beneficial owners were complied with during the fiscal year ending December 31, 1998.

                              PROPOSAL NUMBER ONE:
                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of nine members and is divided into three classes, with the terms of three directors ("Class 2 Directors") expiring at the Annual Meeting, the terms of three directors ("Class 3 Directors") expiring at the 2000 annual meeting of stockholders and the terms of three directors ("Class 1 Directors") expiring at the 2001 annual meeting of stockholders. Each class of directors up for election each year will be elected for a three-year term. Accordingly, the terms of one class of directors, or approximately one-third of the Company's directors, expires each year.

         David C. Dewar, Andrew A. Johns and Ben T. Morris have been nominated for election as Class 2 Directors. If elected, their terms will expire at the 2002 annual meeting of stockholders. Biographical information regarding each of these nominees is set forth elsewhere in this Proxy Statement.

         If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available and to create an additional vacancy to be filled by the Board of Directors.

         The election of the director nominees will require the affirmative vote of a plurality of the votes cast by the stockholders present at the meeting and entitled to vote. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ELECTION OF EACH OF THE FOREGOING NOMINEES.

                              PROPOSAL NUMBER TWO:
                          RATIFICATION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         The Company has appointed Ernst & Young LLP ("E&Y") as its independent auditors and principal accountants for the fiscal year ending December 31, 1999. E&Y served as the Company's independent auditors and principal accountants for the fiscal year ending December 31, 1997 and 1998.

         The affirmative vote of a majority of the shares of Common Stock present or represented by valid proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of E&Y as the Company's independent auditors and principal accountants for the fiscal year ending December 31, 1999. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF E&Y AS INDEPENDENT AUDITORS.

                              PROPOSAL NUMBER THREE
                       AMENDMENT OF 1996 STOCK OPTION PLAN

         The Company's 1996 Stock Option Plan (the "1996 Plan") currently authorizes the Board to grant options to employees of the Company to purchase up to an aggregate of 2,400,000 shares of Common Stock. The Board of Directors has determined that the 1996 Plan should be amended to increase the number of shares of Common Stock issuable pursuant to the 1996 Plan to 3,900,000 shares. The purpose of increasing the number of shares available for issuance under the 1996 Plan is to ensure that the Company will continue to be able to grant stock options as incentives to those individuals upon whose efforts the Company relies for the continued success, development and growth of its business.

         Accordingly, the Board of Directors proposes to amend Section 3 of the 1996 Plan in its entirety to read as follows:

          "COMMON  STOCK  SUBJECT  TO THE PLAN.  Subject  to the  provisions  of
          Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is Three Million Nine Hundred Thousand (3,900,000) Shares of Common Stock. The Shares may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options."

         This amendment to the 1996 Plan has been approved by the Board of Directors and will be voted upon at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present or represented by valid proxy and entitled to vote at the Annual Meeting will be required to approve this amendment to the 1996 Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS AMENDMENT TO THE 1996 PLAN.

                              PROPOSAL NUMBER FOUR:
              AMENDMENT OF NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The Company's Non-Employee Directors Stock Option Plan (the "Directors Plan") currently authorizes the Board to grant options to non-employee directors of the Company to purchase up to an aggregate of 370,000 shares of Common Stock. The Board of Directors has determined that the Directors Plan should be amended to increase the number of shares of Common Stock issuable pursuant to the Directors Plan to 600,000 shares. The purpose of increasing the number of shares available for issuance under the Directors Plan is to ensure that the Company will continue to be able to grant stock options as incentives to attract and retain those individuals whose service as non-employee members of the Board of Directors will contribute to the continued success, development and growth of the Company's business.

         Accordingly, the Board of Directors proposes to amend Section 3 of the Directors Plan in its entirety to read as follows:

          "COMMON STOCK SUBJECT TO THE PLAN. Subject to increases and adjustments pursuant to Section 9 of the Plan, the number of shares reserved and available for distribution under the Plan shall be Six Hundred Thousand (600,000). If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by the Option shall, unless the Plan shall have been terminated, be available for future grants of Options."

         This amendment to the Directors Plan has been approved by the Board of Directors and will be voted upon at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present or represented by valid proxy and entitled to vote at the Annual Meeting will be required to approve this amendment to the Directors Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS AMENDMENT TO THE DIRECTORS PLAN.

                              STOCKHOLDER PROPOSALS

         Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company no later than December 10, 1999, to be evaluated by the Board for inclusion in the information or proxy statement for that meeting.

                                  OTHER MATTERS

         The Annual Meeting is being held for the purposes set forth in the Notice that accompanies this Proxy Statement. The Board of Directors is not presently aware of any business to be transacted at the Annual Meeting other than as set forth in such Notice. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote as recommended by the Board of Directors or, if no such recommendation is given, in accordance with their own discretion.

                        1998 ANNUAL REPORT ON FORM 10-KSB

         The Company files annual reports on Form 10-KSB with the SEC. A copy of the annual report for the fiscal year ended December 31, 1998 may be obtained, free of charge, upon written request by any stockholder to Capital Title Group, Inc., 14555 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254,
Attention: Stockholder Relations.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 DONALD R. HEAD
                                 CHAIRMAN OF THE BOARD
March 22, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            CAPITAL TITLE GROUP, INC.
                       1999 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of CAPITAL TITLE GROUP, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated March 22, 1999, and hereby appoints Donald R. Head and Mark C. Walker, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of the Company, to be held on Tuesday, May 4, 1999, at 2:00 p.m., local time, at the offices of The Miller Group, 4909 East McDowell Road, Phoenix, Arizona and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below (except as indicated)

     [ ] WITHHOLD  AUTHORITY to vote for all nominees  listed below:

     If you wish to withhold authority to vote for any individual nominees, strike a line through that nominee's name in the list below:

             David C. Dewar,   Andrew A. Johns,   Ben T. Morris

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG, L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999:

                 [ ] FOR          [ ] AGAINST      [ ] ABSTAIN

3. PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S 1996 STOCK OPTION PLAN TO 3,900,000:

                 [ ] FOR          [ ] AGAINST      [ ] ABSTAIN

4. PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN TO 600,000:

                 [ ] FOR          [ ] AGAINST      [ ] ABSTAIN

     and upon such matter or matters that may properly come before the meeting or any adjournment or adjournments thereof.

                                    (Continued and to be signed on reverse side)

(Continued from other side)

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S 1996 STOCK OPTION PLAN TO 3,900,000; FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLANTO 600,000; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorney-in-fact hereunder.

                                        (This Proxy  should be dated,  signed by
                                        the stockholder(s) exactly as his or her
                                        name   appears   heron,   and   returned
                                        promptly  in  the   enclosed   envelope.
                                        Persons signing in a fiduciary  capacity
                                        should so  indicate.  If shares are held
                                        by  joint   tenants   or  as   community
                                        property,   both   stockholders   should
                                        sign.)


                                        Dated:                            , 1999
                                               --------------------------


                                        ----------------------------------------
                                                      (Signature)

                                        ----------------------------------------
                                              (Signature if jointly held)

 PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.